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                                                                   Exhibit 10.08

                            FORM OF OFFICE SUBLEASE

                                 by and between

                        Choice Hotels Franchising, Inc.
                         a Delaware corporation (to be
                   renamed Choice Hotels International, Inc.)

                                  "Subtenant"

                                      and

                       Choice Hotels International, Inc.
                         a Delaware corporation (to be
                   renamed Sunburst Hospitality Corporation)

                                  "Sublessor"

                                       at

                     10720, 10750, and 10770 Columbia Pike
                            Silver Spring, MD 20901
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                                OFFICE SUBLEASE



This Sublease is entered into this ___ day of ___________________, 1997, by and between Choice Hotels International, Inc., a Delaware corporation (to be renamed Suburst Hospitality Corporation) ("Sublessor") and Choice Hotels Franchising Inc., a Delaware corporation (to be renamed Choice Hotels International, Inc.) ("Subtenant").

                                    RECITALS
                                    --------

     WHEREAS, Sublessor entered into a lease agreement with Manor Care, Inc. ("Manor Care") for certain office space located at 10720, 10750 and 10770 Columbia Pike, Silver Spring, Maryland 20901 (the "Property") a copy which is attached hereto and made a part of this Sublease as Exhibit "A", and referred to as the Master Lease.

     WHEREAS, Sublessor is implementing a restructuring of itself in which, among other things, it will is distribute to its shareholders all of the common stock of Subtenant, pursuant to a Distribution Agreement dated as of ______________, 1997, between Sublessor and Subtenant as a result of which Sublessor and Subtenant will be separate publicly traded corporations.

     WHEREAS, Sublessor and Subtenant occupy office space together in the Property, pursuant to the Master Lease, and desire to provide in this Sublease for the continuing occupancy by Subtenant, after said stock distribution, of certain office premises.

     WHEREAS, Sublessor and Subtenant each have determined that the rental and other terms and conditions of this Sublease are commercially reasonable, based upon market conditions in the Silver Spring, Maryland area.

     WHEREAS, Sublessor desires to sublease to Subtenant and Subtenant desires to sublease from Sublessor a portion of the Property consisting of 74,074 rentable square feet in 10750 Columbia Pike and _______ rentable square feet in 10770 Columbia Pike (the "Demised Premises").

     WHEREAS, the parties desire to enter into this Sublease defining their respective rights, duties, and liabilities relating to the Demised Premises.

     NOW, THEREFORE, WITNESSETH, in consideration of the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and SUBJECT ENTIRELY TO THE TERMS, DEFINITIONS, AND CONDITIONS OF THE MASTER LEASE, unless hereinafter specifically altered, Sublandlord and Subtenant hereby agree as follows:

     1. LEASE OF PREMISES: Sublessor hereby leases to Subtenant and Subtenant
        ------------------
        hereby leases from Sublessor the Demised Premises subject to terms and
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        conditions of this Sublease.

     2. PROVISIONS CONSTITUTING SUBLEASE: This Sublease is subject to all the
        ---------------------------------
        terms and conditions of the Master Lease, except as set forth in this Sublease. Subtenant shall assume and perform the non-monetary obligations of Sublessor as lessee in the Master Lease, to the extent the terms and conditions are applicable to the Demised Premises, and pay rent as set forth in Section Four of this Sublease. All defined terms in this Sublease shall have the same meaning as set forth in the Master Lease, except as set forth therein. Neither Sublessor or Subtenant shall commit or permit to be committed on the Demised Premises any act or omission that shall violate any term or condition of the Master Lease or breach the terms of the Master Lease or cause the Master Lease to be terminated.

     3. LEASE TERM AND POSSESSION: The term of the Sublease shall commence on
        --------------------------
        ______________ and shall terminate on April 30, 1999. Subtenant shall be given possession of the Demised Premises immediately upon execution of this Sublease.

     4. RENT: Subtenant shall pay to Manor Care under the Master Lease for the
        -----
        Demised Premises an amount equal to 1/12th of the Annual Base Rent (as hereinafter defined) in advance, without demand, deduction, counterclaim or offset, and without relief from valuation and appraisement laws or any other deduction for any reason whatsoever, on or before the first day of each and every calendar month during the terms of this Sublease; provided, however, that if the Commencement Date shall be on a day other than the first day of the calendar month or the expiration date shall be a day other than the last day of the calendar month, the monthly rental installment for such first or last fractional month shall be prorated on the basis of the number of days during the month this Sublease was in effect in relation to the total number of days in such month.

        Annual Base Rent for each Lease Year shall be calculated in accordance with the following formula:

        Annual Base Rent = (Sublessor and Manor Care Occupancy Percentage) x (Operating Expenses-Third Party Rental Income)

        Capitalized terms shall have the meanings given to them in the Master Lease.

        At Manor Care's sole discretion, at any time and from time to time during the term of this Sublease upon written notice to Subtenant, Manor Care may elect that instead of using the aforesaid formula to calculate Annual Base Rent, Annual Base Rent shall be the number of square feet of space in the Demised Premises times the "Alternate Rent" as hereinafter defined. The Alternate Rent shall be the annual fair market rental value per square foot for the premises in their "as is" condition for the remaining Lease Term, as reasonably determined by lessor based
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        on quoted rental rates at comparable office buildings in the Silver
        Spring, Maryland area. Should Manor Care so elect, the parties will enter into an amendment to this Sublease establishing the new Annual Base Rent and providing that Subtenant shall pay its pro rata share (based on the ratio of the number of square feet in the Demised Premises to the number of square feet in the Property) of increases in real estate taxes and operating expenses over a base year, with the terms "real estate taxes", "operating expenses," and "base year" being defined consistent with the definitions of such terms in leases of space in the Complex (as defined in the Master Lease) to tenants unrelated to the Manor Care.


     5. USE: The Premises shall be used for general office uses and for no other
        ---
        purposes without the prior, express, written consent of Sublessor and Manor Care.

     6. ASSIGNMENT AND SUBLETTING: Subtenant will not assign this Sublease or
        --------------------------
        further sublet all or any part of the Demised Premises without the prior written consent of Sublessor (and the consent of the Manor Care, if required under the terms of the Master Lease), which consent may be withheld in Sublessor's sole and unfettered discretion.

     7. INDEMNIFICATION: Subtenant agrees to defend, indemnify, and hold
        ----------------
        Sublessor harmless from and against any and all claims arising or alleged to arise as a result of the occupancy or use of the Demised Premises, including common areas and other areas appurtenant to the Demised Premises, by Subtenant, its employees, agents, contractors or subcontractors.

        Sublessor agrees to defend, indemnify, and hold Subtenant harmless from and against any and all claims arising or alleged to arise from any act or omission of sublessor, its employees, agents, contractors, or subcontractors.

     8. ADDITIONAL RENT: Subtenant shall pay to Manor Care all charges for
        ----------------
        additional rent or operating expenses attributable to the Demises Premises as specified in the Master Lease. Payment shall be made in advance on the first day of each calendar month of the term of this Sublease without deduction, offset, prior notice, or demand in lawful money of the United States.

     9. ATTORNMENT: If the Master Lease terminates Subtenant will, if requested,
        -----------
        attorn to Manor Care and recognize Manor Care as Sublessor under this Sublease.

     10. NOTICES: All notices, demands, or other writings in this Sublease
         --------
         provided to be given or made or sent, or which may be given or made or sent, by either party to the other, shall be deemed to have been fully given or made or sent when made in writing and hand delivered or deposited in the United States mail, registered and postage prepaid, and addressed as follows:
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        TO SUBLESSOR:  10770 Columbia Pike
                       2nd Floor
                       Silver Spring, MD 20901
                       Attn: General Counsel

        TO SUBTENANT:  10750 Columbia Pike
                       Silver Spring, MD 20901
                       Attn: General Counsel

        TO LESSOR UNDER MASTER LEASE AGREEMENT:

                       Manor Care, Inc.
                       11555 Darnestown Road
                       Gaithersburg, MD 20878
                       Attn: General Counsel (Re: Real Estate)

         The address to which any notice, demand, other writing may be given or made or sent to any party as above-provided may be changed by written notice given by the party as above-provided.

     11. GOVERNING LAWS: It is agreed that this Sublease shall be governed by,
         ---------------
         construed, and enforced in accordance with the laws of the State of Maryland.

     12. ENTIRE AGREEMENT: This Sublease shall constitute the entire agreement
         -----------------
         between the parties. Any prior understanding or representation of any kind preceding the date of this Sublease shall not be binding upon either party except to the extent incorporated in this Sublease.

     13.  ATTACHMENTS: The following Attachments are attached hereto and made a
          ------------
          part hereof.

          Exhibit A:     Master Lease
          Exhibit B:     Rules and Regulations

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be properly executed and sealed the day and year first above written.

ATTEST:                       SUBLESSOR

                              CHOICE HOTELS INTERNATIONAL, INC.
                              (To be renamed SUNBURST HOSPITALITY
                              CORPORATION)

                              By:
----------------------------      ---------------------------------------

                              Title:
                                     ------------------------------------

ATTEST:                       SUBTENANT:

                              CHOICE HOTELS INTERNATIONAL, INC.
                              (To be renamed SUNBURST HOSPITALITY
                              CORPORATION)

                              By:
----------------------------      ---------------------------------------

                              Title:
                                     ------------------------------------

Manor Care, Inc., lessor of the above Demised Premises held by tenant under the Master Lease executed on November 1, 1996, hereby consents to the above Sublease.

ATTEST:                       MANOR CARE, INC.


                              By:
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                              Name:
                                    -------------------------------------
                              Title:
                                     ------------------------------------

Dated:
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